EXHIBIT 12.(b)
                                                                  --------------


                         GARDNER LEWIS INVESTMENT TRUST

                      CHIEF EXECUTIVE OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the semi-annual reports (the "Reports") of The Chesapeake Aggressive Growth Fund, The Chesapeake Growth Fund, and The Chesapeake Core Growth Fund (the "Funds") of the Gardner Lewis Investment Trust on Form N-CSR for the period ended April 30, 2007, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, W. Whitfield Gardner, Principal Executive Officer of the Funds, does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Date:  June 25, 2007    By:  /s/ W. Whitfield Gardner
                             _________________________________________________
                             W. Whitfield Gardner
                             Trustee, Chairman and Principal Executive Officer
                             Gardner Lewis Investment Trust

     A signed original of this written statement required by Section 906 has been provided to the Funds and will be retained by the Funds and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report.


                         GARDNER LEWIS INVESTMENT TRUST

                      CHIEF FINANCIAL OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the semi-annual reports (the "Reports") of The Chesapeake Aggressive Growth Fund, The Chesapeake Growth Fund, and The Chesapeake Core Growth Fund (the "Funds") of the Gardner Lewis Investment Trust on Form N-CSR for the period ended April 30, 2007, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Jacob S. Brown, Principal Financial Officer of the Funds, does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Date:  June 22, 2007     By: /s/ Jacob S. Brown
                             _________________________________________________
                             Jacob S. Brown
                             Treasurer, Assistant Secretary and Principal Financial Officer
                             Gardner Lewis Investment Trust

     A signed original of this written statement required by Section 906 has been provided to the Funds and will be retained by the Funds and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report.